EXHIBIT 99.2

                                  CERTIFICATION

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended March 31, 2003 of American Insured Mortgage Investors (the "Issuer").

I, Cynthia O. Azzara, Senior Vice President, Chief Financial Officer and Treasurer, certify that to the best of my knowledge:

     (i)  the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Form 10-Q fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


                                  AMERICAN INSURED
                                  MORTGAGE INVESTORS
                                 (Registrant)

                                  By:  CRIIMI, Inc.
                                       General Partner



May 13, 2003                      /s/ Cynthia O. Azzara
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Date                              Cynthia O. Azzara
                                  Senior Vice President, Chief Financial Officer
                                  and Treasurer